                                                                  EXHIBIT (h)(4)
                                     FORM OF
              AMENDMENT NO. 3 TO TRANSFER AGENCY SERVICES AGREEMENT


         This AMENDMENT NO. 3, dated the _____ day of _______, 2001, is made by and between PFPC INC., a Massachusetts corporation ("PFPC"), and ABN AMRO Funds (formerly known as Alleghany Funds), a Delaware business trust (the "Company") (collectively, the "Parties").

                                WITNESSETH THAT:

         WHEREAS, the Company has entered into a Transfer Agency Services Agreement with PFPC, dated April 1, 2000, as amended to date, wherein PFPC has agreed to provide certain transfer agency services to the Company; and

         WHEREAS, the Parties wish to amend the Transfer Agency Services Agreement to include under its terms thirteen additional separate series of shares identified as:

                    ABN AMRO Real Estate Fund
                    ABN AMRO Europe Equity Growth Fund
                    ABN AMRO Latin American Fund
                    ABN AMRO Asian Tigers Fund
                    ABN AMRO Treasury Money Market Fund
                    ABN AMRO Government Money Market Fund
                    ABN AMRO Tax-Exempt Money Market Fund
                    ABN AMRO Money Market Fund
                    ABN AMRO Institutional Prime Money Market Fund ABN AMRO Value Fund
                    ABN AMRO International Equity Fund
                    ABN AMRO Small Cap Fund
                    ABN AMRO Growth Fund;

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Parties hereto, intending to be legally bound, do hereby agree to amend Schedule "A" to the Transfer Agency Services Agreement in the form attached hereto as Schedule "A".

         This Amendment shall take effect upon the day and month first written above.

         IN WITNESS WHEREOF, the Parties hereto have caused this Amendment consisting of one typewritten page, together with Schedule "A", to be signed by their duly authorized as of the day and month first written above.


ABM AMRO FUNDS                               PFPC INC.


[SIGNATURE LINES OMITTED]           [SIGNATURE LINES OMITTED]

                                   EXHIBIT A


                                   PORTFOLIOS


                       ABN AMRO/Chicago Capital Bond Fund
                     ABN AMRO/Chicago Capital Balanced Fund
                   ABN/AMRO Chicago Capital Money Market Fund
                  ABN/AMRO Chicago Capital Municipal Bond Fund
                           ABN AMRO/Talon Mid Cap Fund
                      ABN AMRO/Chicago Capital Growth Fund
                  ABN AMRO/Chicago Capital Small Cap Value Fund
                     ABN AMRO/Veredus Aggressive Growth Fund
                    ABN AMRO/Montag & Caldwell Balanced Fund
                     ABN AMRO/Montag & Caldwell Growth Fund
                     Blairlogie International Developed Fund
                        Blairlogie Emerging Markets Fund
                          ABN AMRO/Veredus SciTech Fund
                       ABN AMRO/TAMRO Large Cap Value Fund
                          ABN AMRO/TAMRO Small Cap Fund
                            ABN AMRO Real Estate Fund
                           ABN AMRO Europe Equity Fund
                             ABN AMRO Latin America
                           ABN AMRO Asian Tigers Fund
                               ABN AMRO Value Fund
                       ABN AMRO International Equity Fund
                             ABN AMRO Small Cap Fund
                              ABN AMRO Growth Fund
                       ABN AMRO Treasury Money Market Fund
                      ABN AMRO Government Money Market Fund
                      ABN AMRO Tax-Exempt Money Market Fund
                           ABN AMRO Money Market Fund
                 ABN AMRO Institutional Prime Money Market Fund


Dated: April 1, 2000
Amended: June 30, 2000
Amended: November 30, 2000
Amended: _______, 2001